UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 21, 2011

Danaher Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-08089	59-1995548
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Ave., N.W., Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850

(Registrant’s Telephone Number, Including Area Code)

2099 Pennsylvania Avenue, N.W., 12th Floor, Washington, D.C. 20006

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS

As previously reported, in January 2011 the Board of Directors of Danaher Corporation (the “Company”) approved the sale of the Pacific Scientific Aerospace business to Meggitt PLC. The Company has reclassified the Pacific Scientific Aerospace business as a discontinued operation. Unaudited historical consolidated financial information for the quarter ended April 1, 2011 reflecting the Pacific Scientific Aerospace business as a discontinued operation was included in the Company’s Quarterly Report on Form 10-Q for that period, which was filed with the SEC on April 21, 2011.

The Company is filing this Current Report on Form 8-K to update its previously filed audited consolidated financial statements as of December 31, 2010 and 2009 and for each of the three years in the period ending December 31, 2010 to reflect the reclassification of the Pacific Scientific Aerospace business as a discontinued operation. This reclassification had no effect on the Company’s historical reported net earnings or earnings per common share. Item 8 (Financial Statements and Supplementary Data) of Part II of our Annual Report on Form 10-K for the year ended December 31, 2010 (the “2010 Form 10-K”), updated for the reclassification described above, is attached as Exhibit 99.1 hereto and the updated consent of the Company’s independent registered public accounting firm is attached as Exhibit 23.1. The updated historical results reflecting the reclassification described above have no material impact on the disclosure in the Company’s Management’s Discussion and Analysis of Financial Condition and Results of Operations or the description of the Company’s Business as presented in the 2010 Form 10-K.

The information set forth in Exhibit 99.1 supersedes the corresponding disclosures in the 2010 Form 10-K. This Form 8-K does not reflect events occurring after the filing of the 2010 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to reflect the Pacific Scientific Aerospace business as a discontinued operation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited reclassified historical consolidated financial information for the fiscal years ended December 31, 2008, 2009 and 2010.

101.INS	XBRL Instance Document (1)

101.SCH	XBRL Taxonomy Extension Schema Document (1)

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (1)

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (1)

101.LAB	XBRL Taxonomy Extension Label Linkbase Document (1)

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (1)

(1)	Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Condensed Balance Sheets at December 31, 2010 and December 31, 2009, (ii) Consolidated Condensed Statements of Earnings for the twelve months ended December 31, 2010, 2009 and 2008, (iii) Consolidated Condensed Statement of Stockholders’ Equity for the twelve months ended December 31, 2010, 2009 and 2008, (iv) Consolidated Condensed Statements of Cash Flows for the twelve months ended December 31, 2010, 2009 and 2008, and (v) Notes to Consolidated Condensed Financial Statements. Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

By:	/S/ DANIEL L. COMAS
	Name:	Daniel L. Comas
	Title:	Executive Vice President and Chief Financial Officer

Dated: April 21, 2011

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm

99.1	Audited reclassified historical consolidated financial information for the fiscal years ended December 31, 2008, 2009 and 2010.

101.INS	XBRL Instance Document (1)

101.SCH	XBRL Taxonomy Extension Schema Document (1)

101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (1)

101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (1)

101.LAB	XBRL Taxonomy Extension Label Linkbase Document (1)

101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (1)

(1)	Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Condensed Balance Sheets at December 31, 2010 and December 31, 2009, (ii) Consolidated Condensed Statements of Earnings for the twelve months ended December 31, 2010, 2009 and 2008, (iii) Consolidated Condensed Statement of Stockholders’ Equity for the twelve months ended December 31, 2010, 2009 and 2008, (iv) Consolidated Condensed Statements of Cash Flows for the twelve months ended December 31, 2010, 2009 and 2008, and (v) Notes to Consolidated Condensed Financial Statements. Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, and otherwise is not subject to liability under these sections.